Exhibit 99.2

The Chubb Corporation	Supplementary Investor Information	December 31, 2007

This report is for informational purposes only. It should be read in conjunction with documents filed by
The Chubb Corporation with the Securities and Exchange Commission, including the most recent
Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

THE CHUBB CORPORATION

SUPPLEMENTARY INVESTOR INFORMATION
TABLE OF CONTENTS
DECEMBER 31, 2007

Page
The Chubb Corporation:
Consolidated Balance Sheet Highlights	1
Share Repurchase Activity	2

Summary of Invested Assets:
Corporate	3
Property and Casualty	3

Investment Income After Taxes:
Corporate	4
Property and Casualty	4

Property and Casualty Insurance Group:
Statutory Policyholders’ Surplus	4
Change in Net Unpaid Losses	5
Underwriting Results — Year-To-Date	6-10
Underwriting Results — Quarterly	11-15

Definitions of Key Terms	16

THE CHUBB CORPORATION
CONSOLIDATED BALANCE SHEET HIGHLIGHTS
AS OF DECEMBER 31

	2007	2006
	(in millions)
Invested Assets (at carrying value)
Short Term Investments	$1,839	$2,254
Fixed Maturities
Tax Exempt	18,559	17,748
Taxable	15,312	14,218
Equity Securities	2,320	1,957
Other Invested Assets	2,051	1,516

Total Invested Assets	$40,081	$37,693

Unrealized Appreciation of Fixed Maturities Carried at Amortized Cost	$—	$7

Capitalization
Long Term Debt	$3,460	$2,466
Shareholders’ Equity	14,445	13,863

Total Capitalization	$17,905	$16,329

DEBT AS A PERCENTAGE OF TOTAL CAPITALIZATION	19.3%	15.1%

Actual Common Shares Outstanding	374.6	411.3

Book Value Per Common Share	$38.56	$33.71

Book Value Per Common Share, with Available-for-Sale Fixed Maturities at Amortized Cost	$37.87	$33.38

THE CHUBB CORPORATION
SHARE REPURCHASE ACTIVITY
(dollars in millions, except per share amounts)

	Periods Ended December 31
	Fourth	Twelve	From
	Quarter	Months	December 2005
	2007	2007	to December 31, 2007
Cost of Shares Repurchased	$525	$2,184	$3,576

Average Cost Per Share	$53.52	$52.34	$51.17

Shares Repurchased	9,813,452	41,733,268	69,887,330
In December 2005, the Board of Directors authorized the repurchase of up to 28,000,000 shares of the Corporation’s common stock. No shares remain under the 2005 share repurchase authorization.
In December 2006, the Board of Directors authorized the repurchase of up to 20,000,000 shares of the Corporation’s common stock. In March 2007, the Board of Directors authorized an increase of 20,000,000 shares to the authorization approved in December 2006. No shares remain under the 2006 share repurchase authorization.
In December 2007, the Board of Directors authorized the repurchase of up to 28,000,000 shares of the Corporation’s common stock. The authorization has no expiration date. As of December 31, 2007, 26,112,670 shares remained under the share repurchase authorization.

THE CHUBB CORPORATION
SUMMARY OF INVESTED ASSETS
AS OF DECEMBER 31
CORPORATE

	Cost or		Market		Carrying
	Amortized Cost		Value		Value
	2007	2006	2007	2006	2007	2006
	(in millions)
Short Term Investments	$934	$793	$934	$793	$934	$793

Taxable Fixed Maturities	1,050	1,160	1,045	1,138	1,045	1,138

Equity Securities	289	289	478	416	478	416

TOTAL	$2,273	$2,242	$2,457	$2,347	$2,457	$2,347

PROPERTY AND CASUALTY

	Cost or		Market		Carrying
	Amortized Cost		Value		Value
	2007	2006	2007	2006	2007	2006
	(in millions)
Short Term Investments	$905	$1,461	$905	$1,461	$905	$1,461

Fixed Maturities

Tax Exempt	18,208	17,449	18,559	17,755	18,559	17,748

Taxable	14,216	13,150	14,267	13,080	14,267	13,080

Equity Securities	1,618	1,272	1,842	1,541	1,842	1,541

Other Invested Assets	2,051	1,516	2,051	1,516	2,051	1,516

TOTAL	$36,998	$34,848	$37,624	$35,353	$37,624	$35,346

THE CHUBB CORPORATION
INVESTMENT INCOME AFTER TAXES

	PERIODS ENDED DECEMBER 31
	FOURTH QUARTER		TWELVE MONTHS
	2007	2006	2007	2006
	(in millions)
CORPORATE INVESTMENT INCOME	$17	$14	$74	$60

PROPERTY AND CASUALTY INVESTMENT INCOME
Tax Exempt Interest	$189	$176	$734	$680
Taxable Interest	125	114	482	446
Other	22	18	78	60
Investment Expenses	(5)	(4)	(21)	(20)

TOTAL	$331	$304	$1,273	$1,166

Effective Tax Rate	20.1%	19.6%	19.9%	19.8%

After-Tax Annualized Yield	3.54%	3.50%	3.50%	3.48%
After-tax annualized yield is based on the average invested assets for the periods presented with fixed maturities at amortized cost and equity securities at market value.
STATUTORY POLICYHOLDERS’ SURPLUS
AS OF DECEMBER 31

	2007	2006	2005
		(in millions)
Estimated Statutory Policyholders’ Surplus	$12,950	$11,357	$8,910

Rolling Year Statutory Net Premiums Written	$11,829	$11,967	$12,244

Ratio of Statutory Net Premiums Written to Policyholders’ Surplus	0.91:1	1.05:1	1.37:1
Statutory Policyholders’ Surplus and Net Premiums Written include all domestic and foreign property and casualty subsidiaries.

THE CHUBB CORPORATION
PROPERTY AND CASUALTY
CHANGE IN NET UNPAID LOSSES
TWELVE MONTHS ENDED DECEMBER 31, 2007

					All Other
	Net Unpaid Losses			IBNR	Unpaid Losses
			Increase	Increase	Increase
	12/31/07	12/31/06	(Decrease)	(Decrease)	(Decrease)
	(in millions)
Personal Insurance

Automobile	$411	$425	$(14)	$22	$(36)
Homeowners	705	665	40	11	29
Other	748	657	91	82	9

Total Personal	1,864	1,747	117	115	2

Commercial Insurance

Multiple Peril	1,619	1,593	26	50	(24)
Casualty	5,540	5,213	327	358	(31)
Workers’ Compensation	1,910	1,740	170	104	66
Property and Marine	677	678	(1)	3	(4)

Total Commercial	9,746	9,224	522	515	7

Specialty Insurance

Professional Liability	7,526	7,288	238	536	(298)
Surety	71	59	12	(1)	13

Total Specialty	7,597	7,347	250	535	(285)

Total Insurance	19,207	18,318	889	1,165	(276)

Reinsurance Assumed	1,109	1,381	(272)	(214)	(58)

Total	$20,316	$19,699	$617	$951	$(334)

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2007 AND 2006
(MILLIONS OF DOLLARS)

	Personal				Other		Total
	Automobile		Homeowners		Personal		Personal
	2007	2006	2007	2006	2007	2006	2007	2006
Net Premiums Written	$621	$670	$2,423	$2,268	$665	$580	$3,709	$3,518
Increase (Decrease) in Unearned Premiums	(30)	4	77	92	20	13	67	109

Net Premiums Earned	651	666	2,346	2,176	645	567	3,642	3,409

Net Losses Paid	412	407	1,094	969	319	307	1,825	1,683
Increase (Decrease) in Outstanding Losses	(14)	7	40	(32)	91	77	117	52

Net Losses Incurred	398	414	1,134	937	410	384	1,942	1,735

Expenses Incurred	178	189	772	716	218	179	1,168	1,084

Dividends Incurred	—	—	—	—	—	—	—	—

Statutory Underwriting Income	$75	$63	$440	$523	$17	$4	$532	$590

Ratios After Dividends to Policyholders:

Loss	61.1%	62.2%	48.3%	43.0%	63.6%	67.7%	53.3%	50.9%
Expense	28.7	28.2	31.9	31.6	32.8	30.9	31.5	30.8

Combined	89.8%	90.4%	80.2%	74.6%	96.4%	98.6%	84.8%	81.7%

Premiums Written as a % of Total	5.3%	5.6%	20.4%	18.9%	5.6%	4.8%	31.3%	29.3%

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2007 AND 2006
(MILLIONS OF DOLLARS)

					Commercial		Commercial
	Commercial		Commercial		Workers’		Property		Total
	Multiple Peril		Casualty		Compensation		and Marine		Commercial
	2007	2006	2007	2006	2007	2006	2007	2006	2007	2006
Net Premiums Written	$1,252	$1,290	$1,726	$1,731	$890	$901	$1,215	$1,203	$5,083	$5,125
Increase (Decrease) in Unearned Premiums	(16)	(2)	(9)	—	(18)	(7)	6	55	(37)	46

Net Premiums Earned	1,268	1,292	1,735	1,731	908	908	1,209	1,148	5,120	5,079

Net Losses Paid	563	556	824	820	318	321	595	544	2,300	2,241
Increase (Decrease) in Outstanding Losses	26	(3)	327	376	170	189	(1)	(77)	522	485

Net Losses Incurred	589	553	1,151	1,196	488	510	594	467	2,822	2,726

Expenses Incurred	429	426	487	480	201	197	427	383	1,544	1,486

Dividends Incurred	1	—	—	—	15	27	—	—	16	27

Statutory Underwriting Income	$249	$313	$97	$55	$204	$174	$188	$298	$738	$840

Ratios After Dividends to Policyholders:

Loss	46.5%	42.8%	66.4%	69.1%	54.6%	57.9%	49.1%	40.7%	55.3%	53.9%
Expense	34.3	33.0	28.2	27.7	23.0	22.5	35.2	31.8	30.5	29.2

Combined	80.8%	75.8%	94.6%	96.8%	77.6%	80.4%	84.3%	72.5%	85.8%	83.1%

Premiums Written as a % of Total	10.6%	10.8%	14.5%	14.5%	7.5%	7.5%	10.2%	10.0%	42.8%	42.8%

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2007 AND 2006
(MILLIONS OF DOLLARS)

	Professional				Total
	Liability		Surety		Specialty
	2007	2006	2007	2006	2007	2006
Net Premiums Written	$2,605	$2,641	$339	$300	$2,944	$2,941
Increase (Decrease) in Unearned Premiums	(46)	(41)	19	29	(27)	(12)

Net Premiums Earned	2,651	2,682	320	271	2,971	2,953

Net Losses Paid	1,296	1,320	5	21	1,301	1,341
Increase (Decrease) in Outstanding Losses	238	511	12	13	250	524

Net Losses Incurred	1,534	1,831	17	34	1,551	1,865

Expenses Incurred	638	620	101	93	739	713

Dividends Incurred	—	—	3	4	3	4

Statutory Underwriting Income	$479	$231	$199	$140	$678	$371

Ratios After Dividends to Policyholders:

Loss	57.9%	68.3%	5.3%	12.8%	52.3%	63.2%
Expense	24.5	23.5	30.1	31.4	25.1	24.3

Combined	82.4%	91.8%	35.4%	44.2%	77.4%	87.5%

Premiums Written as a % of Total	21.9%	22.1%	2.9%	2.5%	24.8%	24.6%

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2007 AND 2006
(MILLIONS OF DOLLARS)

	Total		Reinsurance		Worldwide
	Insurance		Assumed		Total
	2007	2006	2007	2006	2007	2006
Net Premiums Written	$11,736	$11,584	$136	$390	$11,872	$11,974
Increase (Decrease) in Unearned Premiums	3	143	(77)	(127)	(74)	16

Net Premiums Earned	11,733	11,441	213	517	11,946	11,958

Net Losses Paid	5,426	5,265	256	323	5,682	5,588
Increase (Decrease) in Outstanding Losses	889	1,061	(272)	(75)	617	986

Net Losses Incurred	6,315	6,326	(16)	248	6,299	6,574

Expenses Incurred	3,451	3,283	113	184	3,564	3,467

Dividends Incurred	19	31	—	—	19	31

Statutory Underwriting Income	$1,948	$1,801	$116	$85	2,064	1,886

Increase in Deferred Acquisition Costs					52	19

GAAP Underwriting Income					$2,116	$1,905

Ratios After Dividends to Policyholders:

Loss	53.9%	55.5%	* %	* %	52.8%	55.2%
Expense	29.5	28.4	*	*	30.1	29.0

Combined	83.4%	83.9%	* %	* %	82.9%	84.2%

Premiums Written as a % of Total	98.9%	96.7%	1.1%	3.3%	100.0%	100.0%
*     Combined, loss, and expense ratios are no longer presented for Reinsurance Assumed since this business is in run-off.

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2007 AND 2006
(MILLIONS OF DOLLARS)

			Outside
			the		Worldwide
	United States		United States		Total
	2007	2006	2007	2006	2007	2006
Net Premiums Written	$9,168	$9,520	$2,704	$2,454	$11,872	$11,974
Increase (Decrease) in Unearned Premiums	(117)	(44)	43	60	(74)	16

Net Premiums Earned	9,285	9,564	2,661	2,394	11,946	11,958

Net Losses Paid	4,893	4,828	789	760	5,682	5,588
Increase (Decrease) in Outstanding Losses	75	494	542	492	617	986

Net Losses Incurred	4,968	5,322	1,331	1,252	6,299	6,574

Expenses Incurred	2,617	2,652	947	815	3,564	3,467

Dividends Incurred	19	31	—	—	19	31

Statutory Underwriting Income	$1,681	$1,559	$383	$327	2,064	1,886

Increase in Deferred Acquisition Costs					52	19

GAAP Underwriting Income					$2,116	$1,905

Ratios After Dividends to Policyholders:

Loss	53.6%	55.8%	50.0%	52.3%	52.8%	55.2%
Expense	28.6	27.9	35.0	33.2	30.1	29.0

Combined	82.2%	83.7%	85.0%	85.5%	82.9%	84.2%

Premiums Written as a % of Total	77.2%	79.5%	22.8%	20.5%	100.0%	100.0%

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE QUARTERS ENDED DECEMBER 31, 2007 AND 2006
(MILLIONS OF DOLLARS)

	Personal				Other		Total
	Automobile		Homeowners		Personal		Personal
	2007	2006	2007	2006	2007	2006	2007	2006
Net Premiums Written	$149	$159	$592	$562	$176	$158	$917	$879
Increase (Decrease) in Unearned Premiums	(10)	(9)	(5)	3	6	8	(9)	2

Net Premiums Earned	159	168	597	559	170	150	926	877

Net Losses Paid	108	113	308	224	82	80	498	417
Increase (Decrease) in Outstanding Losses	(11)	(6)	29	17	30	35	48	46

Net Losses Incurred	97	107	337	241	112	115	546	463

Expenses Incurred	44	46	193	183	59	49	296	278

Dividends Incurred	—	—	—	—	—	—	—	—

Statutory Underwriting Income (Loss)	$18	$15	$67	$135	$(1)	$(14)	$84	$136

Ratios After Dividends to Policyholders:

Loss	61.0%	63.7%	56.5%	43.1%	65.9%	76.7%	58.9%	52.8%
Expense	29.5	28.9	32.6	32.6	33.5	31.0	32.3	31.6

Combined	90.5%	92.6%	89.1%	75.7%	99.4%	107.7%	91.2%	84.4%

Premiums Written as a % of Total	5.0%	5.3%	19.7%	18.9%	5.8%	5.3%	30.5%	29.5%

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE QUARTERS ENDED DECEMBER 31, 2007 AND 2006
(MILLIONS OF DOLLARS)

					Commercial		Commercial
	Commercial		Commercial		Workers’		Property		Total
	Multiple Peril		Casualty		Compensation		and Marine		Commercial
	2007	2006	2007	2006	2007	2006	2007	2006	2007	2006
Net Premiums Written	$326	$322	$426	$428	$204	$207	$306	$305	$1,262	$1,262
Increase (Decrease) in Unearned Premiums	10	(1)	(13)	(1)	(20)	(22)	1	12	(22)	(12)

Net Premiums Earned	316	323	439	429	224	229	305	293	1,284	1,274

Net Losses Paid	132	180	256	270	62	74	170	124	620	648
Increase (Decrease) in Outstanding Losses	16	(56)	27	40	69	44	(29)	(14)	83	14

Net Losses Incurred	148	124	283	310	131	118	141	110	703	662

Expenses Incurred	107	104	122	133	46	50	106	97	381	384

Dividends Incurred	1	—	—	—	4	7	—	—	5	7

Statutory Underwriting Income (Loss)	$60	$95	$34	$(14)	$43	$54	$58	$86	$195	$221

Ratios After Dividends to Policyholders:

Loss	47.0%	38.4%	64.5%	72.2%	59.6%	53.2%	46.2%	37.5%	55.0%	52.3%
Expense	32.9	32.3	28.6	31.1	23.0	25.0	34.7	31.8	30.3	30.6

Combined	79.9%	70.7%	93.1%	103.3%	82.6%	78.2%	80.9%	69.3%	85.3%	82.9%

Premiums Written as a % of Total	10.8%	10.8%	14.1%	14.4%	6.8%	7.0%	10.2%	10.3%	41.9%	42.5%

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE QUARTERS ENDED DECEMBER 31, 2007 AND 2006
(MILLIONS OF DOLLARS)

	Professional				Total
	Liability		Surety		Specialty
	2007	2006	2007	2006	2007	2006
Net Premiums Written	$712	$699	$82	$75	$794	$774
Increase (Decrease) in Unearned Premiums	40	42	(4)	6	36	48

Net Premiums Earned	672	657	86	69	758	726

Net Losses Paid	344	483	—	14	344	497
Increase (Decrease) in Outstanding Losses	19	(55)	14	(7)	33	(62)

Net Losses Incurred	363	428	14	7	377	435

Expenses Incurred	173	163	24	23	197	186

Dividends Incurred	—	—	1	1	1	1

Statutory Underwriting Income (Loss)	$136	$66	$47	$38	$183	$104

Ratios After Dividends to Policyholders:

Loss	54.0%	65.2%	16.5%	10.3%	49.8%	60.0%
Expense	24.3	23.3	29.6	31.1	24.8	24.1

Combined	78.3%	88.5%	46.1%	41.4%	74.6%	84.1%

Premiums Written as a % of Total	23.7%	23.5%	2.7%	2.5%	26.4%	26.0%

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE QUARTERS ENDED DECEMBER 31, 2007 AND 2006
(MILLIONS OF DOLLARS)

	Total		Reinsurance		Worldwide
	Insurance		Assumed		Total
	2007	2006	2007	2006	2007	2006
Net Premiums Written	$2,973	$2,915	$36	$59	$3,009	$2,974
Increase (Decrease) in Unearned Premiums	5	38	(15)	(59)	(10)	(21)

Net Premiums Earned	2,968	2,877	51	118	3,019	2,995

Net Losses Paid	1,462	1,562	72	87	1,534	1,649
Increase (Decrease) in Outstanding Losses	164	(2)	(92)	(57)	72	(59)

Net Losses Incurred	1,626	1,560	(20)	30	1,606	1,590

Expenses Incurred	874	848	41	39	915	887

Dividends Incurred	6	8	—	—	6	8

Statutory Underwriting Income (Loss)	$462	$461	$30	$49	492	510

Decrease in Deferred Acquisition Costs					(12)	(21)

GAAP Underwriting Income					$480	$489

Ratios After Dividends to Policyholders:

Loss	54.9%	54.4%	* %	* %	53.3%	53.2%
Expense	29.5	29.1	*	*	30.5	29.9

Combined	84.4%	83.5%	* %	* %	83.8%	83.1%

Premiums Written as a % of Total	98.8%	98.0%	1.2%	2.0%	100.0%	100.0%

*	Combined, loss, and expense ratios are no longer presented for Reinsurance Assumed since this business is in run-off.

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE QUARTERS ENDED DECEMBER 31, 2007 AND 2006
(MILLIONS OF DOLLARS)

			Outside
			the		Worldwide
	United States		United States		Total
	2007	2006	2007	2006	2007	2006
Net Premiums Written	$2,251	$2,317	$758	$657	$3,009	$2,974
Increase (Decrease) in Unearned Premiums	(56)	(60)	46	39	(10)	(21)

Net Premiums Earned	2,307	2,377	712	618	3,019	2,995

Net Losses Paid	1,334	1,431	200	218	1,534	1,649
Increase (Decrease) in Outstanding Losses	(69)	(157)	141	98	72	(59)

Net Losses Incurred	1,265	1,274	341	316	1,606	1,590

Expenses Incurred	653	669	262	218	915	887

Dividends Incurred	6	8	—	—	6	8

Statutory Underwriting Income (Loss)	$383	$426	$109	$84	492	510

Decrease in Deferred Acquisition Costs					(12)	(21)

GAAP Underwriting Income					$480	$489

Ratios After Dividends to Policyholders:

Loss	55.0%	53.8%	47.9%	51.1%	53.3%	53.2%
Expense	29.1	29.0	34.6	33.2	30.5	29.9

Combined	84.1%	82.8%	82.5%	84.3%	83.8%	83.1%

Premiums Written as a % of Total	74.8%	77.9%	25.2%	22.1%	100.0%	100.0%

THE CHUBB CORPORATION
Definitions of Key Terms
Underwriting Income (Loss)
Management evaluates underwriting results separately from investment results. The underwriting operations consist of four separate business units: personal insurance, commercial insurance, specialty insurance and reinsurance assumed. Performance of the business units is measured based on statutory underwriting results. Statutory accounting principles applicable to property and casualty insurance companies differ in certain respects from generally accepted accounting principles (GAAP). Under statutory accounting principles, policy acquisition and other underwriting expenses are recognized immediately, not at the time premiums are earned. Statutory underwriting income (loss) is arrived at by reducing premiums earned by losses and loss expenses incurred and statutory underwriting expenses incurred.
Management uses underwriting results determined in accordance with GAAP, among other measures, to assess the overall performance of the underwriting operations. To convert statutory underwriting results to a GAAP basis, policy acquisition expenses are deferred and amortized over the period in which the related premiums are earned. Underwriting income (loss) determined in accordance with GAAP is defined as premiums earned less losses and loss expenses incurred and GAAP underwriting expenses incurred.
Property and Casualty Investment Income After Income Tax
Management uses property and casualty investment income after income tax, a non-GAAP financial measure, to evaluate its investment performance because it reflects the impact of any change in the proportion of the investment portfolio invested in tax-exempt securities and is therefore more meaningful for analysis purposes than investment income before income taxes.
Book Value per Common Share with Available-for-Sale Fixed Maturities at Amortized Cost
Book value per common share represents the portion of consolidated shareholders’ equity attributable to one share of common stock outstanding as of the balance sheet date. Consolidated shareholders’ equity includes, as part of accumulated other comprehensive income, the after-tax appreciation or depreciation on the Corporation’s available-for-sale fixed maturities, which are carried at market value. The appreciation or depreciation on available-for-sale fixed maturities is subject to fluctuation due to changes in interest rates and therefore could distort the analysis of trends. Management believes that book value per common share with available-for-sale fixed maturities at amortized cost, a non-GAAP financial measure, is an important measure of the underlying equity attributable to one share of common stock.
Combined Ratio or Combined Loss and Expense Ratio
The combined loss and expense ratio, expressed as a percentage, is the key measure of underwriting profitability. Management uses the combined loss and expense ratio calculated in accordance with statutory accounting principles applicable to property and casualty insurance companies to evaluate the performance of the underwriting operations. It is the sum of the ratio of losses and loss expenses to premiums earned (loss ratio) plus the ratio of statutory underwriting expenses to premiums written (expense ratio) after reducing both premium amounts by dividends to policyholders.